UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020 (June 29, 2020)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2020, Ceridian HCM Holding Inc. (the “Company”) and Ozzie Goldschmied, Executive Vice President and Chief Technology Officer of the Company, agreed that Mr. Goldschmied would remain as an employee of the Company until December 31, 2020.  The Company has begun a formal process to find a successor for Mr. Goldschmied. David Ossip, Chief Executive Officer of the Company, will continue to provide technology vision and oversight.

On July 2, 2020, the Company, Ceridian Dayforce Inc., an indirect wholly owned subsidiary of the Company, and Mr. Goldschmied entered into the separation, release and consulting agreement which sets forth the terms of Mr. Goldschmied’s continued role at the Company, his separation from the Company, and a consulting arrangement with the Company. Mr. Goldschmied will continue in his current role as Executive Vice President, Chief Technology Officer until August 31, 2020 and then serve as a senior advisor to the President until December 31, 2020.  While employed by the Company, Mr. Goldschmied’s salary and benefits will remain unchanged.  Following the end of his service as an employee, Mr. Goldschmied will serve as a business consultant to the Company until June 30, 2022.  In addition, the separation, release and consulting agreement provides that (i) Mr. Goldschmied will be paid $969,364 CAD as negotiated severance payment, (ii) benefits continuation through June 30, 2022, and (iii) all issued and outstanding equity awards granted to Mr. Goldschmied will be treated in accordance with the terms of the applicable Company equity plan and equity award agreements.  The foregoing summary of Mr. Goldschmied’s separation, release and consulting agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such separation, release and consulting agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Separation, Release and Consulting Agreement, dated July 2, 2020, by and among Ceridian HCM Holding Inc., Ceridian Dayforce Inc. and Ozzie Goldschmied.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: July 2, 2020